Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
17 November 2015
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it has the following relevant securities held and in issue outside treasury as of the close of business on 16 November 2015:
•252,742,865 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•593,581,549 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,580 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,772,874 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has repurchased the following number of Liberty Global Class C Ordinary Shares of $0.01 each pursuant to its share purchase plan, which operates on a daily basis in compliance with Rule 10b5-1 of the Securities Exchange Act 1934 (the "Buyback Plan"):

Date of purchase	16 November 2015
Number of shares purchased	347,700
Highest price per share (US$)	43.76
Lowest price per share (US$)	42.55

A breakdown of the prices at which these shares were purchased is set out as follows. These shares will be held in treasury until being cancelled in due course.

Price per share (US$)	Number of Liberty Global Class C Ordinary Shares of $0.01
42.550	2,500
42.555	100
42.580	100
42.590	3,200
42.600	1,100
42.610	5,884
42.615	100
42.620	6,701

42.625	300
42.630	4,700
42.635	100
42.640	6,398
42.650	11,502
42.655	200
42.660	12,863
42.670	4,800
42.680	1,700
42.690	2,700
42.700	2,100
42.710	2,300
42.720	2,000
42.730	5,300
42.740	800
42.750	1,500
42.790	2,000
42.800	700
42.810	1,000
42.815	300
42.820	1,700
42.830	2,600
42.835	300
42.840	4,400
42.860	800
42.900	700
42.910	2,100
42.920	200
42.930	1,000
42.940	400
42.950	8,800
42.955	200
42.960	2,800
42.970	2,900
42.980	1,600
43.000	1,900
43.010	5,600
43.030	200
43.070	300
43.080	100
43.090	6,300
43.100	15,709
43.110	6,306
43.115	48
43.120	8,352
43.130	7,200
43.135	200
43.140	21,300
43.150	5,600
43.160	6,100

43.170	7,300
43.180	3,400
43.190	7,800
43.200	1,900
43.210	2,300
43.220	1,400
43.225	100
43.230	4,100
43.240	2,600
43.250	3,700
43.260	1,000
43.270	13,300
43.280	3,600
43.290	400
43.330	200
43.340	400
43.370	2,300
43.390	1,100
43.400	2,100
43.410	2,900
43.420	1,700
43.425	200
43.430	4,000
43.450	9,317
43.460	2,200
43.470	6,120
43.480	3,900
43.490	2,200
43.500	2,900
43.510	6,800
43.520	900
43.530	100
43.540	5,000
43.548	300
43.550	2,800
43.560	300
43.570	1,400
43.575	100
43.580	900
43.590	1,101
43.600	1,499
43.610	2,200
43.620	1,200
43.625	100
43.630	900
43.635	100
43.640	1,300
43.660	400
43.670	600
43.680	200

43.700	1,400
43.760	25,000

Liberty Global further announces that, pursuant to entering into a call spread transaction on 16 November 2015, it has acquired interests in 355,149 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $42.24. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
16 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	355,149	Zero	European	18 December 2015
		Call option	Written	355,149	43.01	European
13 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	349,142	Zero	European	17 December 2015
		Call option	Written	349,142	43.75	European
12 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,431	Zero	European	16 December 2015
		Call option	Written	345,431	44.22	European
11 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	343,643	Zero	European	15 December 2015
		Call option	Written	343,643	44.45	European
10 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	346,843	Zero	European	14 December 2015
		Call option	Written	346,843	44.04	European
09 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,022	Zero	European	11 December 2015
		Call option	Written	350,022	43.64	European
06 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,822	Zero	European	10 December 2015
		Call option	Written	345,822	44.17	European
05 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	347,237	Zero	European	09 December 2015
		Call option	Written	347,237	43.99	European
04 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,509	Zero	European	08 December 2015
		Call option	Written	345,509	44.21	European
03 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	345,431	Zero	European	07 December 2015
		Call option	Written	345,431	44.22	European
02 November 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,906	Zero	European	04 December 2015
		Call option	Written	350,906	43.53	European

30 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	359,495	Zero	European	03 December 2015
		Call option	Written	359,495	42.49	European
29 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	358,147	Zero	European	02 December 2015
		Call option	Written	358,147	42.65	European
28 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,392	Zero	European	01 December 2015
		Call option	Written	357,392	42.74	European
27 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,560	Zero	European	30 November 2015
		Call option	Written	357,560	42.72	European
26 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	357,727	Zero	European	27 November 2015
		Call option	Written	357,727	42.70	European
23 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	360,854	Zero	European	25 November 2015
		Call option	Written	360,854	42.33	European
22 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	361,537	Zero	European	24 November 2015
		Call option	Written	361,537	42.25	European
21 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	356,641	Zero	European	23 November 2015
		Call option	Written	356,641	42.83	European
20 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	350,423	Zero	European	20 November 2015
		Call option	Written	350,423	43.59	European
19 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	348,345	Zero	European	19 November 2015
		Call option	Written	348,345	43.85	European
16 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	348,425	Zero	European	18 November 2015
		Call option	Written	348,425	43.84	European
15 October 2015	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	352,363	Zero	European	17 November 2015
		Call option	Written	352,363	43.35	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the possible offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the possible offer. This information may be material to investors in connection with the possible offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428
Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.